UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/15/2006

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

(858) 676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On December 14, 2006, we issued a press release announcing estimated results of operation for the fiscal year ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

On December 15, 2006 we filed a Form 12b-25 (Notification of Late Filing) with respect to our Form 10-K for the fiscal year ended September 30, 2006. We disclosed in the Form 12b-25 that we need additional time to complete the previously announced voluntary review of our historical stock option and stock grants.

Part IV of the Form 12b-25 also contains information about our expected results of operations for the fiscal year ended September 30, 2006, which information is incorporated by reference in Exhibit 99.2 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed 'filed' for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements: This report on Form 8-K contains forward looking statements that reflect our current view with respect to future events and performance. Statements made herein regarding our financial information and the possible conclusions or determinations to be made by the Audit Committee are forward-looking statements and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to, the final conclusions of the Audit Committee and the Company's independent public accountants concerning matters related to the Company's historical stock option and stock grants. More information about potential factors that could affect our business and financial results is included in the prospectus filed with the Securities and Exchange Commission on September 27, 2006 under the heading "Risk Factors." You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Notification of Late Filing. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date any such statement is made.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number         Description

99.1                   Press Release, dated December 14, 2006, issued by American Technology Corporation

99.2                  Information regarding the results of operations for the fiscal year ended September 30, 2006, incorporated by reference to Part IV of our Form 12b-25 filed with the Commission on December 15, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: December 15, 2006	By:	/s/ Thomas R. Brown
Thomas R. Brown
Chief Executive Officer, President and Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated December 14, 2006